                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               ---------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

                                       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                      (Exact Name of Registrant as specified in Charter)

     Kentucky                                    1-18832                                  61-1168311
 (State or other                              (Commission                               (IRS Employer
  jurisdiction of                              File Number)                              Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                                                  42701
(Address of principal executive offices)                                               (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                                                    N/A
                                     (Former name or former address, if changed since last report.)

                 INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10, are not applicable and are omitted from this Report.

Item 9 and 12.  Regulation FD Disclosure

                           First Federal Financial
                             Corporation of Kentucky
                           Fourth Annual Community Bank
                               Investor Conference
                                  July 30, 2003

                First Federal Financial Corporation of Kentucky

Safe Harbor Statement

This presentation contains forward-looking statements,  including statements about management's beliefs and expectations regarding
First Federal Financial Corporation of Kentucky's future financial outlook and the  business environment, that are intended to
assist in assessing FFKY's future financial performance.   These statements are based on current expectations, estimates and assumptions, all of which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements.  Factors that may adversely affect FFKY's future performance are discussed in it's Form 10-K and other reports filed with the Securities and Exchange Commission.

               First Federal Financial Corporation of Kentucky
                             Management Overview

>> Keith Johnson              (President & CEO)
     President since 1997
     Joined bank in 1993 as Chief Financial Officer
     Formerly a partner in CPA firm

>> Charles Chaney             (COO / CFO)
     Joined bank in 1972
     Involved in various operational areas

>> Larry Hawkins              (Chief Lending Officer)
     Joined bank in 2000
     Formerly commercial lender with PNC Bank; 3 years of service.
     Formerly held several loan positions with local credit union, including head of collection department.

>> Anne Moran                 (Chief Retail Officer)
     Joined bank in 1999
     Formerly Louisville, KY Market Manager for over 50 Bank One branches; 25 years of service.

               First Federal Financial Corporation of Kentucky
                              Company Overview

>>       Founded in 1923
>>       Subsidiary - First Federal Savings Bank
o        Bank Subsidiaries
          -  First Heartland Mortgage Company (100%)
          -  First Service Corporation (100%) / Raymond James, authorized Broker
          -  First Federal Office Park, LLC (100%)
          -  First Heartland Title, LLC (48%)
>>       IPO - May, 1987
>>       "FFKY"
>>       1995 - Acquired $50 million savings bank
>>       1998 - Acquired $72 million in deposits from Bank One (three banking centers)
>>       2003 - Converted to a state chartered Commercial Bank
>>       $674 million in assets at 6/30/03
>>       13 Banking Centers

             First Federal Financial Corporation of Kentucky

>        Ownership Overview:
          >> 15%-Executive Officers & Directors Ownership
          >> 5%-ESOP Ownership
          >> 2%-Institutional Ownership
          >> 3.7-Million Shares Outstanding

>         Market Cap Data:
          >> $120 Million at June 30, 2003
          >> Russell 2000-July 1, 2003

             First Federal Financial Corporation of Kentucky

                           *FFKY STOCK PERFORMANCE

                                [Graphic Omitted]

12/00   3/01    6/01    9/01    12/01    3/02    6/02    9/02    12/02    3/03    6/03
----    ----    -----   ----    ----    ----    -----    ----    ----    ----    -----
$13.64  $13.64  $15.00  $15.00  $15.24  $18.64  $21.08  $20.32  $22.25  $28.34   $32.47

*Adjusted to reflect the impact of the 10% stock dividend declared April 16, 2003.

             First Federal Financial Corporation of Kentucky

                              Why Invest in FFKY?

Building a Solid Franchise

>   13 Banking Centers in five Counties
>   Located on I-65 corridor, just south of Louisville
>   Number 1 Market Share:

    >>1997-18%
    >>2002-21%

               First Federal Financial Corporation of Kentucky

                    Transformation to a "Commercial Bank"

>>       1998 - Acquisition of Three Bank One Branches
              - Computer Hardware/Software upgrade
              - New customer product/service line

>>       1999 - Hiring of Chief Retail Officer

>>       2000 - Hiring of Chief Lending Officer

>>       2003 - Conversion to state chartered non-member bank (FDIC regulated)

             First Federal Financial Corporation of Kentucky
                    Transformation to a "Commercial Bank"

o        New Commercial Products          o        New Retail Products

-        Sweep Account                       -        Check Imaging

-        Checking Analysis account           -        Simply Free Checking

-        Cash Management                     -        Internet Banking

-        Commercial Loan product expansion   -        Powerdraft (overdraft privilege program)

-        CD-Rom Statements                   -        E-Statements

               First Federal Financial Corporation of Kentucky
                         *Commercial Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    6/03
               -----    -----    -----    -----    -----    ----
                $51      $60      $98      $124     $164    $183

*Commercial loans include Commercial and Commercial Real Estate Loans

               First Federal Financial Corporation of Kentucky
                    Residential Mortgage Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    6/03
               -----    -----    -----    -----    -----    ----
               $289     $310     $329     $316     $283     $250

               First Federal Financial Corporation of Kentucky
                           Total Loans (in Millions)

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    6/03
               -----    -----    -----    -----    -----    ----
                $386     $433     $513     $523     $529    $519

               First Federal Financial Corporation of Kentucky
                          Loan Breakdown by % of Total

                               [Graphic Omitted]

               12/98    12/99    12/00    12/01    12/02    6/03
               -----    -----    -----    -----    -----    ----
Residential     75%      72%      64%      60%      53%      48%
Consumer (1)    12       14       17       16       16       17
Commercial(2)   13       14       19       24       31       35

(1) Consumer loans include Second Mortgage Loans & Home Equity Lines of Credit.
(2) Commercial loans include Commercial Real Estate & Commercial Loans.

               First Federal Financial Corporation of Kentucky

                              Why Invest in FFKY?

Excellent Growth Opportunities

>    Organic Growth in Existing Markets:

       >>No. 1 Retail Presence-But new to the Commercial Banking Business

>    Expansion to Louisville, KY:

       >>75% of the Market Share is controlled by six Non-Kentucky regional/super-regional banks

       >>Currently have two offices under construction in high growth areas

               First Federal Financial Corporation of Kentucky

                              Why Invest in FFKY?

Strong Financial Performance

               First Federal Financial Corporation of Kentucky
                         *Diluted Earnings Per Share

                                [Graphic Omitted]

                       2000      2001     2002     (1)2003
                       ----      ----     ----     -----
                       $1.29     $1.62    $1.98    $2.12

*Adjusted to reflect the impact of the 10% stock dividend declared April 16, 2003.
(1) Annualized based on the six months ended June 30, 2003.

               First Federal Financial Corporation of Kentucky
                          Return on Average Equity

                                [Graphic Omitted]

                         12/00    12/01    12/02    *6/03
                         -----    -----    -----    -----
                         10.13%   12.31%   13.75%   14.48%

*Annualized based on results for the six months ended 6/03

               First Federal Financial Corporation of Kentucky
                             Net Interest Margin

                                [Graphic Omitted]

 3/00   6/00   9/00    12/00   3/01   6/01   9/01   12/01   3/02   6/02   9/02   12/02   3/03   6/03
 ----   ----   ----    -----   ----   ----   ----   ----    ----   -----  ----   -----   ----   ----
 3.54%  3.43%  3.12%   2.96%   3.32%  3.45%  3.71%  3.96%   3.96%  3.68%  3.79%  3.85%   3.64%  3.63%

               First Federal Financial Corporation of Kentucky
                               Non-Interest Income
                                 in Millions

                                [Graphic Omitted]

                 12/98    12/99    12/00    12/01    12/02    *6/03
                 -----    -----    -----    -----    -----    -----
                  $3.4    $4.1     $4.7     $5.0     $5.9     $7.2

*Annualized based on results for the six months ended 6/30/03

               First Federal Financial Corporation of Kentucky
                 Non-Interest Income as a % of Total Income

                               [Graphic Omitted]

                          2000     2001     2002     6/03
                         -----    -----    -----    -----
                         18.9%    20.6%    21.4%    24.9%

               First Federal Financial Corporation of Kentucky
                              Efficiency Ratio

                                [Graphic Omitted]

                        12/00    12/01    12/02    6/03
                        -----    -----    -----    ----
                         60%      56%      52%      55%

               First Federal Financial Corporation of Kentucky

                             Why Invest in FFKY?

Good Credit Quality

               First Federal Financial Corporation of Kentucky
                         *Net Loan Losses/Loans

                               [Graphic Omitted]

                       12/31/00    12/31/01    12/31/02     *06/30/03
                       --------    --------    --------     --------
FFKY                      0.09%      0.11%       0.13%        0.14%
Peer Group                0.22       0.27        0.27         0.32

*Annualized based on the results for the six month period ended June 30, 2003

               First Federal Financial Corporation of Kentucky
                           Non-Current Loans/Loans

                               [Graphic Omitted]

                     12/31/00    12/31/01    12/31/02     06/30/03
                     --------    --------    --------     --------
FFKY                   0.27%      0.34%       0.23%        0.27%
Peer Group             0.59       0.78        0.77         0.82

               First Federal Financial Corporation of Kentucky
                                 ALLL/Loans

                               [Graphic Omitted]

                     12/31/00    12/31/01    12/31/02     06/30/03
                     --------    --------    --------     --------
FFKY                   0.49%      0.62%       0.86%        0.94%
Peer Group             1.33       1.30        1.39         1.38

               First Federal Financial Corporation of Kentucky
                     Non-Performing Assets/Total Assets

                               [Graphic Omitted]

                     12/31/00    12/31/01    12/31/02     06/30/03
                     --------    --------    --------     --------
FFKY                   0.24%      0.38%       0.78%        1.04%
Peer Group             0.71       0.90        0.96         1.00

                 First Federal Financial Corporation of Kentucky
                          In Summary: Why Own FFKY?

>>  Experienced Management Team

>>  Building a Solid Franchise
     > Commercial Bank Conversion
     > Great Market Share
     > Expanding into Louisville in 2003/2004

>>  Excellent Growth Opportunities

>>  Strong Financial Performance

>>  Good Credit Quality

                                                   SIGNATURE
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: August 01, 2003                                 By  /s/ B. Keith Johnson
                                                       ------------------------------------
                                                       B. Keith Johnson
                                                       President and Chief Executive Officer